Exhibit (q)

OWLSHARES TRUST

(a Delaware Statutory Trust)

Power of Attorney

Know All Men By These Presents, that the undersigned, Annor A. Ackah, hereby constitutes and appoints each of Benjamin Webster and Andrew Smith, his attorney-in-fact, with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of OWLshares Trust and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: July 6, 2016

                 /s/ Annor A. Ackah

Annor A. Ackah

OWLSHARES TRUST

(a Delaware Statutory Trust)

Power of Attorney

Know All Men By These Presents, that the undersigned, David Benkert, hereby constitutes and appoints each of Benjamin Webster and Andrew Smith, his attorney-in-fact, with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of OWLshares Trust and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: July 6, 2016

                 /s/ David Benkert

David Benkert

OWLSHARES TRUST

(a Delaware Statutory Trust)

Power of Attorney

Know All Men By These Presents, that the undersigned, Maureen Freeman, hereby constitutes and appoints each of Benjamin Webster and Andrew Smith, her attorney-in-fact, with power of substitution, for her in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of OWLshares Trust and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or her substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: July 6, 2016

                 /s/ Maureen Freeman

Maureen Freeman